UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):      June 6, 2024

SecureWorks Corp.
(Exact name of registrant as specified in its charter)

Delaware		001-37748	27-0463349
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway NE
Suite 500
Atlanta,	Georgia		30328
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (404) 327-6339
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock,	SCWX	The Nasdaq Stock Market LLC
par value $0.01 per share		(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment (this “Amendment”) to the Current Report on Form 8-K/A filed by SecureWorks Corp. (the “Company”) on June 6, 2024 is being filed to correct the full year fiscal 2025 financial outlook contained in the press release issued by the Company on June 6, 2024, announcing the Company’s financial results for the quarter ended May 3, 2024. A corrected copy of the Press Release is furnished as Exhibit 99.1 to this Amendment and is incorporated herein by reference. No other changes are being made to the Original Form 8-K.

Item 2.02    Results of Operations and Financial Condition.

On June 6, 2024, SecureWorks Corp. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended May 3, 2024. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this report, including Exhibit 99.1 hereto, is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits. The following documents are herewith furnished or filed as exhibits to this report:

Exhibit No.	Exhibit Description

99.1	Press release of SecureWorks Corp. dated June 6, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document, which is contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 6, 2024	SecureWorks Corp.

		By:	/s/ Alpana Wegner
Alpana Wegner
Chief Financial Officer
(Duly Authorized Officer)

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